UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     October 15, 2012

Precision Aerospace Components, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

2200 Arthur Kill Road
Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (718) 356-1500

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Precision Aerospace Components, Inc.’s (the “Company”) subsidiary, AERO-MISSILE COMPONENTS, has been named a Master Distributor by SPS Technologies in Jenkintown, Pennsylvania for its FLEXLOC® Locknut product line.  The Company is issuing a press release, the form of which is attached as an Exhibit to this filing, describing the appointment.

The FLEXLOC® Locknut is a premium locknut line with Military, Aerospace and Industrial applications. FLEXLOC® locknuts have been designed into challenging joint applications by engineers for over 50 years. The FLEXLOC® line enjoys an unequalled history of success in applications where resistance to severe vibration is required. As a Master Distributor, Aero-Missile Components will service a network of SPS Authorized FLEXLOC® Distributors. The FLEXLOC® Locknut product line is manufactured by SPS Technologies domestically here in the United States. FLEXLOC® is a registered trademark of SPS Technologies, a PCC Company.

Section 901 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits

Exhibit
Number	Description

99.1	Press Release dated October 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: October 17, 2012	By:	/s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 17, 2012